UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

PARKWAY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2022, Skyline National Bank (the “Bank”), the wholly-owned subsidiary of Parkway Acquisition Corp. (the “Company”), entered into supplemental executive retirement plans for the benefit of certain of its executive officers, including Blake M. Edwards, Jr., Lori C. Vaught, Beth R. Worrell and Jonathan L. Kruckow, each as summarized below.

Supplemental Executive Retirement Plan for Blake Edwards

The supplemental executive retirement plan for the benefit of Blake M. Edwards, Jr., the President and Chief Executive Officer of the Company and the Bank, provides for a retirement benefit of $88,000 per year, payable monthly and continuing for his lifetime, beginning upon the later of Mr. Edwards’s separation from service from the Bank or reaching age 65, subject to the vesting schedule set forth in the plan. Mr. Edwards will be fully vested in his retirement benefit as of June 11, 2028. In addition, Mr. Edwards’s plan provides that Mr. Edwards’s retirement benefit will be fully vested upon a “Change in Control” (as defined in the plan).

Notwithstanding the foregoing, the plan provides that upon Mr. Edwards’s death while in service to the Bank, Mr. Edwards’s beneficiary will be entitled to receive the retirement benefit as if Mr. Edwards had survived to age 65, payable in 180 equal monthly payments. If Mr. Edwards is terminated by the Bank for “Cause,” the plan will terminate and no benefits will be payable under thereunder.

The full text of Mr. Edwards’s plan is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

Supplemental Executive Retirement Plan for Lori Vaught

The supplemental executive retirement for the benefit of Lori C. Vaught, the Executive Vice President and Chief Financial Officer of the Company and the Bank, provides for a normal retirement benefit of $84,000 per year, payable monthly and continuing for her lifetime, upon Ms. Vaught’s separation from service from the Bank after reaching age 65. In addition, Ms. Vaught’s plan provides that Ms. Vaught’s normal retirement benefit will be fully vested upon a “Change in Control” (as defined in the plan).

If Ms. Vaught should separate from service from the Bank after reaching age 60 but before reaching age 65, she will be entitled to a prorated early retirement benefit (calculated in accordance with the plan), payable monthly and continuing for her lifetime, beginning after she reaches age 65.

Notwithstanding the foregoing, the plan provides that (i) upon Ms. Vaught’s separation from service as a result of a disability (as defined in the plan) while actively employed by the Bank, she will be entitled to a prorated retirement benefit (calculated in accordance with the plan), payable monthly and continuing for her lifetime, beginning after she reaches age 65, and (ii) upon Ms. Vaught’s death while in service to the Bank, Ms. Vaught’s beneficiary will be entitled to receive the normal retirement benefit as if Ms. Vaught had survived to age 65, payable in 180 equal monthly payments. If Ms. Vaught is terminated by the Bank for “Cause,” the plan will terminate and no benefits will be payable under thereunder.

The full text of Ms. Vaught’s plan is attached as Exhibit 10.2 to this report and is incorporated by reference into this Item 5.02.

Supplemental Executive Retirement Plan for Beth Worrell

The supplemental executive retirement for the benefit of Beth R. Worrell, the Executive Vice President and Chief Risk Officer of the Bank, provides for a normal retirement benefit of $60,000 per year, payable monthly and continuing for her lifetime, upon Ms. Worrell’s separation from service from the Bank after reaching age 65. In addition, Ms. Worrell’s plan provides that Ms. Worrell’s normal retirement benefit will be fully vested upon a “Change in Control” (as defined in the plan).

If Ms. Worrell should separate from service from the Bank after reaching age 60 but before reaching age 65, she will be entitled to a prorated early retirement benefit (calculated in accordance with the plan), payable monthly and continuing for her lifetime, beginning after she reaches age 65.

Notwithstanding the foregoing, the plan provides that (i) upon Ms. Worrell’s separation from service as a result of a disability (as defined in the plan) while actively employed by the Bank, she will be entitled to a prorated retirement benefit (calculated in accordance with the plan), payable monthly and continuing for her lifetime, beginning after she reaches age 65, and (ii) upon Ms. Worrell’s death while in service to the Bank, Ms. Worrell’s beneficiary will be entitled to receive the normal retirement benefit as if Ms. Worrell had survived to age 65, payable in 180 equal monthly payments. If Ms. Worrell is terminated by the Bank for “Cause,” the plan will terminate and no benefits will be payable under thereunder.

The full text of Ms. Worrell’s plan is attached as Exhibit 10.3 to this report and is incorporated by reference into this Item 5.02.

Supplemental Executive Retirement Plan for Jonathan Kruckow

The supplemental executive retirement for the benefit of Jonathan L. Kruckow, the Executive Vice President and Regional President, Virginia, of the Bank, provides for a normal retirement benefit of $60,000 per year, payable in 180 equal monthly payments, upon Mr. Kruckow’s termination of employment with the Bank after reaching age 60. In the event of a “Change in Control” (as defined in the plan), Mr. Kruckow will be entitled to receive his normal retirement benefit, payable in 180 equal monthly payments, beginning after the later Mr. Kruckow’s termination of employment with the Bank or reaching age 60.

Mr. Kruckow’s plan further provides that (i) upon Mr. Kruckow’s termination of employment due to a disability (as defined in the plan), he will be entitled to a prorated retirement benefit (calculated in accordance with the plan), payable in 180 equal monthly payments, beginning after he reaches age 60, and (ii) upon Mr. Kruckow’s death while employed by the Bank, Mr. Kruckow’s beneficiary will be entitled to receive the normal retirement benefit, payable in 180 equal monthly payments. If Mr. Kruckow is terminated by the Bank for “Cause,” the plan will terminate and no benefits will be payable under thereunder.

The full text of Mr. Kruckow’s plan is attached as Exhibit 10.4 to this report and is incorporated by reference into this Item 5.02.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit No.                  Description

10.1                              Supplemental Executive Retirement Plan, dated March 31, 2022, for the benefit of Blake M. Edwards, Jr.

10.2                              Supplemental Executive Retirement Plan, dated March 31, 2022, for the benefit of Lori C. Vaught.

10.3                              Supplemental Executive Retirement Plan, dated March 31, 2022, for the benefit of Beth R. Worrell.

10.4                              Supplemental Executive Retirement Plan, dated March 31, 2022, for the benefit of Jonathan L. Kruckow.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY ACQUISITION CORP.
(Registrant)

Date: April 6, 2022	By:	/s/ Blake M. Edwards
Blake M. Edwards
President and Chief Executive Officer